UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2019

IntelGenx Technologies Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-31187	87-0638336
(State or other jurisdiction	(Commission File No.)	(IRS Employer ID)
of incorporation)

6420 Abrams, Ville Saint Laurent, Quebec, H4S 1Y2 Canada
(Address of principal executive offices and Zip Code)

(514) 331-7440
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

       Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [_]

Item 5.07 Submission of Matters to a Vote of Security Holders.

IntelGenx Technologies Corp. (the “Company” or “IntelGenx”) held its Annual Meeting of Shareholders on May 7, 2019 (the “Annual Meeting”), for those who were shareholders of the Company at the close of business on March 11, 2019 (the “Record Date”), pursuant to notice and proxy materials duly mailed to them. As of the Record Date, there were 93,527,474 shares outstanding of the Company’s common stock at $0.00001 par value (the “IntelGenx Common Stock”). At the 2019 Annual Meeting, shareholders as of the Record Date holding 68,171,306 shares (72.889%) of the IntelGenx Common Stock were present in person or per proxy. Each such shareholder was entitled to one vote for each share of the IntelGenx Common Stock held on the Record Day.

At the 2019 Annual Meeting, the following matters were submitted to votes of the Company’s shareholders:

(i)	the election of six directors,

(ii)	the ratification of Richter LLP as the Company’s independent auditors for the fiscal year ending December 31, 2019, and

(iii)	the advisory vote on executive compensation.

The following votes were received at the 2019 Annual Meeting from the shareholders for the election of six directors to serve until the 2020 Annual Meeting of Shareholders or until their respective successors are elected or appointed:

Name of Nominee	For	Abstain	Broker Non-Votes
Horst G. Zerbe, Ph.D.	17,740,647	8,712,295	41,718,364
J. Bernard Boudreau	21,033,834	5,419,108	41,718,364
Bernd J. Melchers	21,160,154	5,292,788	41,718,364
John Marinucci	21,151,109	5,301,833	41,718,364
Clemens Mayr	20,698,002	5,754,940	41,718,364
Mark Nawacki	21,160,154	5,292,788	41,718,364

(ii) the following votes were received at the 2019 Annual Meeting from the shareholders to ratify the appointment of Richter LLP as the Company’s registered independent auditors for the fiscal year ending December 31, 2019, and such appointment was approved:

			Broker
For	Against	Abstain	Non-Votes
63,201,806	2,385,529	2,583,971	0

(iii) the following votes were received at the 2019 Annual Meeting from the shareholders to approve (on an advisory basis) the compensation of the named executive officers, as disclosed in the Proxy Statement (“say on pay”), and such compensation was approved:

			Broker
For	Against	Abstain	Non-Votes
19,028,954	6,889,204	534,784	41,718,364

No other matters were submitted to or voted on by the shareholders.

Further information concerning the matters voted upon at the Annual Meeting is contained in the Company’s proxy statement, dated March 22, 2019, with respect to the 2019 Annual Meeting.

INTELGENX TECHNOLOGIES CORP.

Dated: May 7, 2019	By: /s/ Ingrid Zerbe
Ingrid Zerbe
Corporate Secretary